SEASONS SERIES TRUST
Diversified Fixed Income Portfolio
International Equity Portfolio
Multi-Managed Growth Portfolio
Multi-Managed Income Portfolio
Multi-Managed Income/Equity Portfolio
Multi-Managed Moderate Growth Portfolio
(the “Portfolios”)
Supplement to the Statement of Additional Information dated July 27, 2009

     At a special meeting of shareholders held on March 29, 2010 (the “Meeting”), shareholders of the Portfolios approved a new subadvisory agreement between SunAmerica Asset Management Corp. (“SAAMCo”) and PineBridge Investments LLC (“PineBridge”), which became effective on March 29, 2010. On March 26, 2010, the transaction closed whereby American International Group, Inc. sold a portion of its asset management business, including PineBridge, to Bridge Partners, L.P. PineBridge is a successor to AIG Global Investments Corp. (“AIGGIC”).
     All references to “AIGGIC” and “AIG Investments” in the statement of additional information with respect to the Funds are deleted in their entirety and replaced with “PineBridge.”
     On page 57 in the section titled “Subadvisory Agreements,” the following information is inserted after the first paragraph:
PineBridge is an indirect subsidiary of Bridge Partners, L.P., a partnership formed by Pacific Century Group, an Asia-based private investment group.
     On page 63 in the section titled “Portfolio Managers — Compensation,” the paragraph regarding compensation paid to AIGGIC portfolio managers is deleted in its entirety and replaced with the following:
PineBridge
Compensation for all PineBridge portfolio managers consists of both a salary and a bonus component. The salary component is a fixed base salary, and does not vary based on a portfolio manager’s performance. Generally, salary is based upon several factors, including experience and market levels of salary for such position. The bonus component is generally discretionarily determined based both on a portfolio manager’s individual performance and the overall performance of PineBridge Investments. In assessing individual performance of portfolio managers, both qualitative performance measures and also quantitative performance measures assessing the management of a portfolio manager’s funds are considered. A portfolio manager may also receive a long-term compensation component, either in the form of a partnership interest in the firm or as a cash-based award the ultimate value of which would depend upon financial performance of the firm.
Date: April 20, 2010

SEASONS SERIES TRUST
Diversified Fixed Income Portfolio
International Equity Portfolio
Multi-Managed Growth Portfolio
Multi-Managed Income Portfolio
Multi-Managed Income/Equity Portfolio
Multi-Managed Moderate Growth Portfolio
(the “Portfolios”)
Supplement to the Prospectus dated July 27, 2009

     At a special meeting of shareholders held on March 29, 2010 (the “Meeting”), shareholders of the Portfolios approved a new subadvisory agreement between SunAmerica Asset Management Corp. (“SAAMCo”) and PineBridge Investments LLC (“PineBridge”), which became effective on March 29, 2010. On March 26, 2010, the transaction closed whereby American International Group, Inc. sold a portion of its asset management business, including PineBridge, to Bridge Partners, L.P. PineBridge is a successor to AIG Global Investments Corp. (“AIGGIC”).
     In the section of the Prospectus titled “Management — Investment Adviser & Manager — Portfolio Management,” the paragraph under discussing the management of the fixed income portion of the Balanced Component is deleted. In addition, the section of the Prospectus titled “Management — Information About the Subadvisers — AIG Global Investment Corp.,” is deleted in its entirety and replaced with the following:
Diversified Fixed Income Portfolio
International Equity Portfolio
Multi-Managed Growth Portfolio
Multi Managed Moderate Growth Portfolio
Multi-Managed Income/Equity Portfolio
Multi-Managed Income Portfolio
PineBridge Investments LLC (“PineBridge”)
70 Pine Street, New York, NY 10270
PineBridge is an indirect subsidiary of Bridge Partners, L.P., a partnership formed by Pacific Century Group, an Asia-based private investment group. PineBridge provides investment advice and markets asset management products and services to clients around the world. As of December 31, 2009, PineBridge managed approximately $87.3 billion.
A passively managed portion of the Diversified Fixed Income Portfolio is managed by Michael Kelly and Timothy Campion, and an actively managed portion of the portfolio is managed by Bryan Petermann, John Yovanovic, Tim Lindvall, CFA, John Dunlevy and Robert Vanden Assem, CFA and Mr. Rajeev Mittal.
Mr. Kelly is Managing Director, Global Head of Client Asset Allocation & Structured Equities for PineBridge. Mr. Kelly joined PineBridge in 1999 as Head of U.S. Equities. In his current role, Mr. Kelly is responsible for the development and management of PineBridge’s structured equity products worldwide and the expansion of PineBridge’s capabilities for institutional pension fund advisory and retail orientated asset allocation vehicles with respect to our approaches to both asset allocation and manager selection. Mr. Campion is Vice President and Portfolio Manager for PineBridge. Mr. Campion joined PineBridge in 1999. He is a Portfolio Manager responsible for enhanced index products. Mr. Petermann is Managing Director, Head of High Yield Investments for PineBridge. Mr. Petermann joined PineBridge as a research analyst with the acquisition of American General Investment Management, L.P. (“AGIM”) in 2001. He became a Portfolio Manager of high yield bonds for PineBridge in October 2003. Mr. Yovanovic is Managing Director and Head of High Yield Portfolio Management for PineBridge. Mr. Yovanovic joined PineBridge with the acquisition of AGIM in 2001. He became a Portfolio Manager of high yield bonds for PineBridge in September 2005. Previously, he was a senior high yield trader and research analyst. While in investment research, he served as the energy/utilities group head. Mr. Lindvall is Vice President and Portfolio Manager for PineBridge. Mr. Lindvall joined PineBridge in 2002 and became a Portfolio Manager in 2007. Prior to becoming a Portfolio Manager, he was a research analyst responsible for the exploration and production, oil field services, refining, pipeline, and electric sectors. Mr. Dunlevy is Managing Director and Portfolio Manager for PineBridge. Mr. Dunlevy joined PineBridge in 2007. In his current role, he focuses on asset-backed and non-agency mortgage-backed securities (“MBS”). Mr. Dunlevy has been an active investor in Structured Mortgage Credit Products including agency and non-agency MBS, commercial mortgage-backed securities, and asset-backed securities for the past 20 years. Prior to joining PineBridge, Mr. Dunlevy was a senior member of the Securitized Products portfolio team with Merrill Lynch, Beacon Funds, Hyperion Capital Management, and TIAA-CREF. Mr. Vanden Assem is Managing Director and Head of Investment Grade Total Return Portfolio Management for PineBridge. Mr. Vanden Assem joined PineBridge in 2001 and is responsible for the portfolio management of PineBridge’s high grade total rate of return portfolios, long/short portfolios and affiliated accounts. Mr. Mittal is Managing Director and Head of Emerging Markets Fixed Income for PineBridge. He joined PineBridge in 1992 and is responsible for all aspects of portfolio management, research and trading of emerging market strategies in hard and local currencies.
The International Equity Portfolio is managed by Michael Kelly and Timothy Campion. Please see above for Messrs. Kelly and Campion’s biographies.
The fixed income portion of the Balanced component of the Multi-Managed Portfolios is managed by a team including Messrs. Petermann, Yovanovic, Lindvall, Dunlevy and Vanden Assem. Please see above for Messrs. Kelly and Campion’s biographies.
     All references to “AIGGIC” and “AIG Investments” in the prospectus with respect to the Portfolios are deleted in their entirety and replaced with “PineBridge.”
Date: April 20, 2010